Investor Presentation – February 2023 Exhibit 99.1

Investor Presentation – February 20231 Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Presentation – February 20232 Investment Highlights • Newly Assembled Portfolio of Net Lease Properties • Long Duration Leases with Solid Unit-Level Rent Coverage • Concentrated on Service-Oriented and Experience-Based Tenants • Fungible and Smaller-Scale Single-Tenant Properties • Disciplined and Proven Investment Strategy • Focus on Sale-Leasebacks with Middle-Market Companies • Balance Sheet Positioned to Fund External Growth Opportunities • Long-Term History of Maintaining Conservative Leverage Profile • Senior Management Team with Considerable Net Lease Experience • Demonstrated Record of Growing Public REITs to Significant Scale Service and Experiential Cash ABR1 93% Average Investment Per Property1 $2.4mm Internally-Originated Sale-Leasebacks3,4 88% Average Quarterly Investment Activity2 ~$240mm 1. As of December 31, 2022. 2. Average quarterly investment activity represents the trailing eight quarter average as of December 31, 2022. 3. Based on Cash ABR as of December 31, 2022. 4. Exclusive of Initial Portfolio. 5. Adjusted to reflect, on a pro forma basis, the $42.2 million of net proceeds received in the January 2023 settlement of 1.815mm shares of equity raised under our ATM program and the estimated net proceeds of the company’s outstanding forward equity pursuant to an offering completed on February 22, 2023. Unit-Level Rent Coverage1 4.0x of Weighted Average Lease Term (WALT)1 13.9 Years of Collective Net Lease Experience 40+ Years New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity Net Debt-to- Annualized Adjusted EBITDAre5 3.8x Gross Debt-to- Undepreciated Gross Assets5 32% of Undepreciated Gross Assets1 $4.3B

Investor Presentation – February 20233 Healthy Net Lease Portfolio1 • Stable Portfolio: 99.9% leased; same-store rent growth has averaged 1.8% over the last four quarters • Strong Coverage: Unit-level coverage of 4.0x with 99% of ABR required to report unit-level P&Ls • De-Minimis Near-Term Expirations: Only 3.8% of ABR expiring through 2026 • Fungible & Diversified: Average asset size is $2.4mm; Top 10 tenants represent 18.0% of ABR Well Positioned Balance Sheet • Low Leverage1: Proforma Net Debt / Annualized Adjusted EBITDAre of 3.8x at 4Q’22-end • Excellent Liquidity1: ~$923mm of pro forma liquidity at 4Q’22-end • Well-Laddered Low-Cost Debt: Weighted average debt maturity is 5.2 years, and weighted average interest rate is 3.3% at 4Q’22-end Consistent & Disciplined External Growth • Investment Activity Remains Healthy at Attractive Cap Rates: With $66mm of investments closed quarter-to-date2 and $290mm of investments under PSA or LOI3, our closed and pending investments total $356mm at a cash yield of 7.6% • Accretive Capital Recycling: With $20mm of dispositions closed quarter-to-date2 at 6.0% cash yield and $38mm under PSA at a 6.3% yield3, we continue to dispose our weaker properties at attractive prices 1. Adjusted to reflect, on a pro forma basis, the $42.2 million of net proceeds received in the January 2023 settlement of 1.815mm shares of equity raised under our ATM program and the estimated net proceeds of the company’s outstanding forward equity pursuant to an offering completed on February 22, 2023. 2. Completed investments and dispositions from January 1, 2023 through February 15, 2023. Includes transaction costs. 3. As of February 15, 2023, we were party to purchase and sale agreements, letters of intent or similar agreements relating to potential investments and purchase and sale agreements relating to potential dispositions. There can be no assurance that these investments and dispositions will be completed. Potential new investments include the impact of estimated transaction costs. Executive Summary With a Healthy Portfolio and Well Positioned Balance Sheet, We Continue to Execute Our External Growth Strategy

Investor Presentation – February 20234 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties ✓ E-commerce resistant ✓ Profit centers essential to tenant’s operations ✓ Customers must visit to receive service/experience ✓ Longer lease term ✓ Unit-level financial reporting ✓ Include contractual rent increases ✓ Increases diversification ✓ Deeper pool of potential buyers ✓ Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle- market businesses is limited and results in attractive risk- adjusted returns

Investor Presentation – February 20235 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities Relationship-Based Sourcing 1. Percentage of portfolio cash ABR as of December 31, 2022 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of Initial Portfolio. 2. Percentage of portfolio cash ABR as of December 31, 2022 that was attributable to internally originated sale-leaseback transactions. Exclusive of Initial Portfolio. Repeat Business Through Existing Senior Management Relationships1 85.8% Internally Originated Sale- Leaseback Transactions2 87.6% Tenant Relationships 39.2% Underwriting Methodology Industry View • Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant • Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability • Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation • Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

Investor Presentation – February 20236 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 1,653 Square Footage (mm) 16.1 Tenants (#) 350 Industries (#) 16 States (#) 48 Weighted Average Remaining Lease Term (Years) 13.9 Master Leases (% of Cash ABR) 65.0% Sale-Leaseback (% of Cash ABR)2,3 87.6% Unit-Level Rent Coverage 4.0x Unit-Level Financial Reporting (% of Cash ABR) 98.6% Leased (%) 99.9% Top 10 Tenants (% of Cash ABR) 18.0% Average Investment Per Property ($mm) $2.4 1. Includes 153 properties that secure mortgage loans receivable. 2. Exclusive of Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights December 31, 2022 Tenant Industry Diversification • E-Commerce Resistant: 93% of cash ABR comes from service-oriented and experience-based tenants • Focus on 16 Industries: Results in greater sector expertise and more efficient asset management • Long WALT Limits Near-Term Cash Flow Erosion: 3.8% of our ABR expires through 2026 • Highly Transparent with No Legacy Issues: 98.6% unit-level reporting; investment program started in June 2016 Car Washes 13.2% Early Childhood Education 12.8% Quick Service Restaurants 11.6% Medical / Dental 11.1% Auto Service 8.6% Casual Dining 7.1% C-Stores 4.9% Equipment Rental and Sales 4.7% Other Services 2.5% Pet Care Services 1.7% Family Dining 1.6% Entertainment 7.9% Health and Fitness 3.9% Movie Theatres 1.4% Grocery 3.3% Home Furnishings 0.7% Building Materials 1.3% Other Industrial 1.7% Service 79.8%

Investor Presentation – February 20237 Top 10 Tenant Concentration Our Top 10 Tenants Operate 203 Properties and Represent 18.0% of Cash ABR Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Property count includes 153 properties that secure mortgage loans receivable and excludes three vacant properties. 3. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt Rent Per SqFt3 Car Washes Service $ 39,192 13.2% 137 697,050 $ 56.23 Early Childhood Education Service 37,905 12.8% 170 1,825,083 20.77 Quick Service Service 34,468 11.6% 397 1,095,609 31.47 Medical / Dental Service 32,902 11.1% 193 1,379,947 23.84 Automotive Service Service 25,455 8.6% 195 1,256,845 20.06 Casual Dining Service 21,237 7.1% 102 801,106 25.83 Convenience Stores Service 14,664 4.9% 131 491,449 30.25 Equipment Rental and Sales Service 13,993 4.7% 57 1,013,151 13.10 Other Services Service 7,541 2.5% 35 438,901 17.18 Pet Care Services Service 5,142 1.7% 46 371,069 14.44 Family Dining Service 4,746 1.6% 32 179,942 26.38 Service Subtotal $ 237,245 79.8% 1,495 9,550,152 $ 24.78 Entertainment Experience 23,459 7.9% 46 1,416,208 17.18 Health and Fitness Experience 11,495 3.9% 29 1,125,329 9.44 Movie Theatres Experience 4,301 1.4% 6 293,206 14.67 Experience Subtotal $ 39,255 13.2% 81 2,834,743 $ 13.81 Grocery Retail 9,747 3.3% 28 1,341,200 7.27 Home Furnishings Retail 2,048 0.7% 4 217,339 9.42 Retail Subtotal $ 11,795 4.0% 32 1,558,539 $ 7.57 Other Industrial Industrial 5,008 1.7% 20 852,888 5.87 Building Materials Industrial 3,855 1.3% 23 1,257,017 3.07 Industrial Subtotal $ 8,863 3.0% 43 2,109,905 $ 4.20 Total $ 297,158 100.0% 1,651 16,053,339 $ 18.46 Top 10 Tenants1 Properties2 % of Cash ABR 33 3.4% 6 1.9% 75 1.8% 16 1.7% 23 1.7% 5 1.6% 9 1.6% 17 1.5% 13 1.5% 6 1.5% Top 10 Tenants 203 18.0% Total 1,651 100.0% Top 10 Tenants

Investor Presentation – February 20238 Disciplined Underwriting Leading to Healthy Portfolio Metrics 98.6% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of December 31, 2022, attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.6% Corporate-Level Financial Reporting 98.9% Both Unit-Level and Corporate-Level Financial Information 98.1% No Financial Information 1.0% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 72.6% Not Reported 1.7% 1.50x to 1.99x 14.3% 1.00x to 1.49x 8.4% < 1.00x 3.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 36.3%

Investor Presentation – February 20239 Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent Sourcing of Investment Activity at Attractive Yields without Sacrificing Underwriting Standards and Investment Focus $197,816 $223,186 $230,755 $322,203 $237,795 $175,738 $195,454 $328,370 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In v e s tm e n t A c ti v it y ( $ 0 0 0 s ) 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loans receivable collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 3Q’22 4Q’22 Number of Transactions 22 34 31 55 23 23 27 39 Property Count 74 94 85 96 105 39 40 115 Average Investment per Unit (in 000s) $2,650 $2,354 $2,676 $3,230 $2,187 $3,870 $3,750 $2,782 Cash Cap Rates2 7.0% 7.1% 7.0% 6.9% 7.0% 7.0% 7.1% 7.5% GAAP Cap Rates3 7.9% 7.8% 7.9% 7.8% 7.8% 8.0% 8.2% 8.8% Weighted Average Lease Escalation 1.8% 1.4% 1.6% 1.6% 1.4% 1.5% 1.6% 1.8% Master Lease %4,5 79% 83% 80% 59% 83% 86% 68% 90% Sale-Leaseback %4,6 85% 88% 84% 96% 100% 100% 89% 99% Existing Relationship %4 81% 97% 81% 89% 83% 79% 94% 95% % of Financial Reporting4 100% 100% 100% 98% 100% 100% 100% 100% Rent Coverage Ratio 3.0x 2.7x 2.8x 3.0x 3.3x 2.7x 4.4x 3.2x Lease Term Years 16.1 13.5 16.4 16.3 15.0 17.2 16.5 18.7

Investor Presentation – February 202310 Active Asset Management Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. Dispositions 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 3Q’22 4Q’22 Realized Gain/(Loss)1,2 4.5% (7.3%) 29.8%5 7.5% 0.4% 38.6% 11.1% 7.2% Cash Cap Rate on Leased Assets3 7.1% 7.1% 6.5%5 6.0% 7.1%5 6.2% 6.2%5 6.9% Leased Properties Sold4 15 6 11 2 6 8 12 25 Vacant Properties Sold4 1 1 -- -- -- -- -- 1 Rent Coverage Ratio 1.8x 1.8x 1.2x 0.0x 2.5x5 1.1x 1.2x 2.1x $25,197 $19,578 $10,089 $4,466 $18,443 $26,091 $35,513 $75,522 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1

Investor Presentation – February 202311 Leasing Summary Contractual Rent Escalations Generate Dependable Internal Growth Contractual Fixed 95.3% CPI 3.0% Flat 1.8% 1. Based on cash ABR as of December 31, 2022. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 80.6% 1.6% Every 2 years 1.4 1.5 Every 3 years 0.3 0.0 Every 4 years 0.2 1.0 Every 5 years 10.9 1.7 Other escalation frequencies 4.9 1.1 Flat 1.8 0.0 Total / Weighted Average 100.0% 1.6%

Investor Presentation – February 202312 $600 $200 $430 $400 $400 0 100 200 300 400 500 600 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 M a tu ri n g P ri n c ip a l B a la n c e ( $ m m ) Revolving Credit Facility Availability 2024 Unsecured Term Loan 2027 Unsecured Term Loan Public Unsecured Bonds 2028 Unsecured Term Loan Flexible Debt Structure No Debt Maturities Until 2024 Debt Maturity Schedule • Well-Laddered Debt Maturities: Weighted average debt maturity is 5.2 years • Low-Cost Debt: Weighted average interest rate is 3.3%

Investor Presentation – February 202313 6.3% 4.5% 4.1% 2.8% 2.6% 2.1% 1.8% 1.6% 1.2% 0.9% Low Leverage and Ample Liquidity to Drive Solid AFFO/sh Growth Strong Liquidity and Balance Sheet Capacity to Support External Growth • 100% Unsecured Balance Sheet: Asset base is 100% unencumbered with no secured debt • Flexible Debt Structure: We have no debt maturities until April 2024 • Low Leverage1: Proforma Net Debt / Annualized Adjusted EBITDAre was 3.8x at 4Q’22-end • Strong Liquidity1: We had over $920mm of proforma liquidity at 4Q’22-end, which consisted of $114mm in cash, $209mm of unsettled forward equity, and full availability on our $600mm unsecured revolving credit facility Net Debt + Preferred / EBITDAre (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre2) 2023E AFFO per Share Growth3 Source: Public filings, Factset, and SNL. Note: Market data as of February 17, 2023. Data for ADC, EPRT, FCPT, NNN, and WPC based on most recent reported filings for period ending December 31, 2022, not adjusted for post year-end subsequent events. Data for BNL, GTY, O, SRC and NTST based on the period ending September 30, 2022. 1. Adjusted to reflect, on a pro forma basis, the $42.2 million of net proceeds received in the January 2023 settlement of 1.815mm shares of equity raised under our ATM program and the estimated net proceeds of the company’s outstanding forward equity pursuant to an offering completed on February 22, 2023. 2. Companies may define annualized adjusted EBITDAre differently; accordingly, data for these companies and EPRT may not be comparable. 3. 2023E AFFO per share growth is calculated using FactSet mean AFFO per share estimates for 2022E and 2023E. 5.0% 4.1% 4.0% 2.6% 2.6% .9% 1.5% 1.3% 1.2% 0.7%

Investor Presentation – February 202314 4% 8% 8% 12% 15% 15% 16% 17% 18% 21% 76% 74% 54% 38% 33% 28% 22% 18% 18% 17% 4.0x 4.0x 3.1x 2.8x 2.8x 2.7x NR NR NR NR EPRT FCPT BNL O SRC GTY WPC ADC NNN NTST 100% 100% 93% 71% 46% 46% 39% 28% 28% 13% FCPT GTY EPRT NNN SRC O BNL WPC ADC NTST Differentiated Net Lease Investment Opportunity Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers Strong Unit-Level Coverage3 & Transparency Service-Oriented & Experience-Based Industries Limited Intermediate-Term Lease Maturities ✓ ✓✓ Source: Public filings and press releases. Note: Data for ADC, EPRT, FCPT, NNN, and WPC based on most recent reported filings for period ending December 31, 2022, not adjusted for post year-end subsequent events. Data for BNL, GTY, O, SRC and NTST based on the period ending September 30, 2022. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. 1. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. 2. Investment value includes land and improvements, building and improvements, lease incentives, CIP, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost. 3. EPRT, GTY, O, and SRC coverage based on four-wall. (% of ABR) (% of Rent Expiring through 2026) Less Reliance on Top 10 Tenancy with Smaller Scale Properties✓ (% of ABR) 2 Total Number of Tenant Industries1 7 16 37 34 79 56 22 32 24 99% % Unit-Level Financial Reporting4 14% NR 51% 91% NR NR72% NR NR $6.6 Average Investment Per Property ($mm)2 $2.4 $12.3 $4.4 $3.9 $2.8 $3.9 $3.5 $2.7 $1.8 13.9 Weighted Average Lease Term (# of Years) 9.6 8.3 10.7 8.6 10.8 10.4 10.4 8.8 8.8

Investor Presentation – February 202315 19.5x 17.3x 17.0x 17.0x 16.9x 16.7x 15.9x 14.6x 13.1x 12.4x 6.3% 4.5% 4.1% 2.8% 2.6% 2.1% 1.8% 1.6% 1.2% 0.9% 23.3% 14.2% 9.9% 9.1% 8.4% 7.7% 6.9% 5.3% 5.2% 5.1% 19.0x 16.9x 16.7x 16.3x 16.0x 15.9x 15.7x 14.4x 12.9x 12.2x Source: Public filings, FactSet and SNL. Note: Market data as of February 17, 2023. 1. 2022E AFFO per share multiple calculated using current price per share and FactSet mean 2022E AFFO per share estimates. 2. 2022E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and 2021A AFFO per share. 3. 2023E AFFO per share multiple calculated using current price per share and FactSet mean 2023E AFFO per share estimates. 4. 2023E AFFO per share growth is calculated using FactSet mean 2023E AFFO per share estimates and FactSet mean 2022E AFFO per share estimates. 2022E AFFO per Share Multiple1 2022E AFFO per Share Growth2 2023E AFFO per Share Multiple3 2023E AFFO per Share Growth4 Relative Valuation and Growth EPRT’s Valuation and Projected AFFO/sh Growth Are Compelling Relative to Net Lease Peers

Commitment to ESG

Investor Presentation – February 202317 Our Commitment Our Progress Our Goals • Reducing our Carbon Footprint Implementing sustainability upgrades at our properties to reduce our carbon footprint and specifically our Scope 3 emissions • Expanding our Relationship with our Tenants through Sustainability Implementing sustainability upgrades at our properties to positively impact our tenants’ profitability and prospects for success • Dedicated Resource: Hired a Director of Sustainability to implement our ESG strategy. • Implemented Green Lease: In 4Q’21 we upgraded our standard lease form to a Green Lease which provides us with contractual rights to install sustainability improvements at our properties and receive annual utility billing/usage data. • Sustainability Partnership: In 3Q’22 we partnered with Budderfly, a third- party Energy-Efficiency-as-a-Service provider, to present our tenants with energy efficiency solutions that will reduce energy consumption, providing a guaranteed 6% reduction in utility costs and potential to promote customer attraction through sustainability initiatives • Sustainable Headquarters: Our headquarters building is certified under EPA’s Energy Star certification program (uses 35% less energy and generates 35% fewer greenhouse gas emissions). • Reporting Publish our Inaugural Corporate Responsibility (ESG) Report in 1Q’23, aligned with SASB & TCFD • Measurement Estimate carbon footprint of our portfolio, including our Scope 3 emissions (We have no scope 1 and limited Scope 2) • Sustainability Upgrades Implement our first investments under the Budderfly Sustainability Partnership 80%1 Green Leases 2022 Investments 1. Measured by number of properties acquired Environmental Stewardship Commitment to Sustainability

Investor Presentation – February 202318 • Providing a dynamic work environment, rewarding work experience and career development for our team • Providing a positive work environment for everyone, valuing equal opportunity and fair employment practices • Strive to offer our employees attractive and equitable compensation and a healthy work/life balance • Provide our employees with outlets to pursue professional development and civic engagement Racial / Ethnic Diversity 27% Diverse 43% Female 47% Female 18% Diverse Total Company Non-Executive Management Workforce Diversity Gender Diversity Benefits + Development Employee Health, Safety & Wellbeing: • Health, dental and vision insurance costs covered at ~90% for employees • Minimum of twenty paid days off per year + 10 paid holidays Equity Ownership + 401K Match: • All employees are owners in EPRT: All our employees participate in the equity grant program annually • Investing in our employees: We match 100% of the first 6% of eligible deferred compensation in EPRT’s 401(k) plan Policies + Engagement: We have adopted workplace policies that apply to all our employees, vendors and service providers in order to create a culture that values high ethical standards, including: • Vendor Code of Conduct • Human Rights Policy • Whistleblower Protection Policy Our Commitment Social Responsibility Commitment to Diversity, Equality & Inclusion

Investor Presentation – February 202319 Avg. Tenure 3.9 yrs. 7 Independent 38% Female 13% Diverse Board Practices: • Independent Chairman of the Board • Annual elections for all directors • All committees are fully independent • Opted out of MUTA • Opted out of control share acquisition provisions of MGCL • Commitment to ESG oversight – reviewed quarterly Board Accountability: • Annual board and committee self-evaluations • Annual CEO performance review • Majority stockholder threshold to amend bylaws • No poison pill • Plurality voting standards for director elections Compensation / Stock Ownership: • Guidelines for minimum stock ownership • Executive compensation clawback policy • Anti-hedging/pledging policy • ESG performance metrics included in executive incentive compensation Shareholder Engagement: • Extensive investor engagement & stockholder outreach Independent Tenure Gender Diversity Racial/Ethnic Diversity 8 Total Directors 3 New Directors since 2020 3 Female Directors 1 Director Leading Governance Practices Diverse & Independent Board Recognized past 3 years as a Champion of Board Diversity by PricewaterhouseCoopers and the Forum of Executive Women Corporate Governance Commitment to Strong Corporate Governance

4Q’22 Financials

Investor Presentation – February 202321 Financial Summary – 4Q’22 Consolidated Statements of Operations 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $156, $257 ,$682 and $721 for the three months and year ended December 31, 2022 and 2021, respectively. 2. Includes reimbursable income from our tenants of $497, $1,058, $2,081 and $2,293 for the three months and year ended December 31, 2022 and 2021, respectively. 3. Includes reimbursable expenses from our tenants $497, $1,058, $2,081 and $2,293 for the three months and year ended December 31, 2022 and 2021, respectively. 4. During the year ended December 31, 2022, includes debt extinguishment costs associated with the restructuring of our credit and term loan facilities and, during the year ended December 31, 2021, includes debt extinguishment costs associated with the full repayment of our remaining secured debt. Three Months Ended December 31, Year Ended December 31, (in thousands, except share and per share data) 2022 2021 2022 2021 (unaudited) (unaudited) (audited) (audited) Revenues: Rental revenue1,2 $ 70,101 $ 59,816 $ 269,827 $ 213,327 Interest on loans and direct financing lease receivables 4,009 4,152 15,499 15,710 Other revenue, net 166 1,047 1,180 1,197 Total revenues 74,276 65,015 286,506 230,234 Expenses: General and administrative 6,508 5,832 29,464 24,329 Property expenses3 784 1,816 3,452 5,762 Depreciation and amortization 24,121 18,961 88,562 69,146 Provision for impairment of real estate 9,623 — 20,164 6,120 Change in provision for credit losses (48) (92) 88 (204) Total expenses 40,988 26,517 141,730 105,153 Other operating income: Gain on dispositions of real estate, net 12,565 497 30,647 9,338 Income from operations 45,853 38,995 175,423 134,419 Other (expense)/income: Loss on debt extinguishment4 — — (2,138) (4,461) Interest expense (12,128) (9,170) (40,370) (33,614) Interest income 2,025 20 2,825 94 Income before income tax expense 35,750 29,845 135,740 96,438 Income tax expense 229 55 998 227 Net income 35,521 29,790 134,742 96,211 Net income attributable to non-controlling interests (171) (151) (612) (486) Net income attributable to stockholders $ 35,350 $ 29,639 $ 134,130 $ 95,725 Basic weighted-average shares outstanding 142,378,451 122,691,874 134,941,188 116,358,059 Basic net income per share $ 0.25 $ 0.24 $ 0.99 $ 0.82 Diluted weighted-average shares outstanding 143,375,819 123,777,032 135,851,079 117,466,338 Diluted net income per share $ 0.25 $ 0.24 $ 0.99 $ 0.82

Investor Presentation – February 202322 Financial Summary – 4Q’22 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 1. Includes $0.2 million of fees incurred in conjunction with the August 2022 amendment to our 2027 Term Loan and our $2.1 million loss on debt extinguishment during the year ended December 31, 2022 and our $4.5 million of loss on debt extinguishment during the year ended December 31, 2021. 2. Calculations exclude $94, $63, $374 and $311 from the numerator for the three months and year ended December 31, 2022 and 2021, respectively, related to dividends paid on unvested restricted share awards and restricted share units. Three months ended December 31, Year ended December 31, (unaudited, in thousands except per share amounts) 2022 2021 2022 2021 Net income $ 35,521 $ 29,790 $ 134,742 $ 96,211 Depreciation and amortization of real estate 24,096 18,935 88,459 69,043 Provision for impairment of real estate 9,623 — 20,164 6,120 Gain on dispositions of real estate, net (12,565) (497) (30,647) (9,338) Funds from Operations 56,675 48,228 212,718 162,036 Non-core expenses1,2 — — 2,388 4,461 Core Funds from Operations 56,675 48,228 215,106 166,497 Adjustments: Straight-line rental revenue, net (4,005) (5,166) (20,615) (19,116) Non-cash interest expense 621 1,147 2,616 2,554 Non-cash compensation expense 2,232 1,129 9,489 5,683 Other amortization expense 735 188 2,912 2,675 Other non-cash charges (52) (94) 74 (212) Capitalized interest expense (394) (26) (757) (81) Adjusted Funds from Operations $ 55,812 $ 45,406 $ 208,825 $ 158,000 Net income per share3: Basic $ 0.25 $ 0.24 $ 0.99 $ 0.82 Diluted $ 0.25 $ 0.24 $ 0.99 $ 0.82 FFO per share3: Basic $ 0.40 $ 0.39 $ 1.57 $ 1.38 Diluted $ 0.39 $ 0.39 $ 1.56 $ 1.38 Core FFO per share3: Basic $ 0.40 $ 0.39 $ 1.58 $ 1.42 Diluted $ 0.39 $ 0.39 $ 1.58 $ 1.41 AFFO per share3: Basic $ 0.39 $ 0.37 $ 1.54 $ 1.35 Diluted $ 0.39 $ 0.37 $ 1.53 $ 1.34

Investor Presentation – February 202323 Financial Summary – 4Q’22 Consolidated Balance Sheets (in thousands, except share and per share amounts) December 31, 2022 December 31, 2021 ASSETS (audited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 1,228,687 $ 1,004,154 Building and improvements 2,440,630 2,035,919 Lease incentive 18,352 13,950 Construction in progress 34,537 8,858 Intangible lease assets 88,364 87,959 Total real estate investments, at cost 3,810,570 3,150,840 Less: accumulated depreciation and amortization (276,307) (200,152) Total real estate investments, net 3,534,263 2,950,688 Loans and direct financing lease receivables, net 240,035 189,287 Real estate investments held for sale, net 4,780 15,434 Net investments 3,779,078 3,155,409 Cash and cash equivalents 62,345 59,758 Restricted cash 9,155 — Straight-line rent receivable, net 78,587 57,990 Derivative assets 47,877 — Rent receivables, prepaid expenses and other assets, net 22,991 25,638 Total assets $ 4,000,033 $ 3,298,795 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,025,492 $ 626,983 Senior unsecured notes, net 395,286 394,723 Revolving credit facility — 144,000 Intangible lease liabilities, net 11,551 12,693 Dividend payable 39,398 32,610 Derivative liabilities 2,274 11,838 Accrued liabilities and other payables 29,261 32,145 Total liabilities 1,503,262 1,254,992 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 12/31/22 and 12/31/21 — — Common stock, $0.01 par value; 500,000,000 authorized; 142,379,655 and 124,649,053 issued and outstanding as of 12/31/22 and 12/31/21, respectively 1,424 1,246 Additional paid-in capital 2,563,305 2,151,088 Distributions in excess of cumulative earnings (117,187) (100,982) Accumulated other comprehensive loss 40,719 (14,786) Total stockholders' equity 2,488,261 2,036,566 Non-controlling interests 8,510 7,237 Total equity 2,496,771 2,043,803 Total liabilities and equity $ 4,000,033 $ 3,298,795

Investor Presentation – February 202324 Financial Summary – 4Q’22 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. Adjustment is made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended December 31, 2022 had occurred on October 1, 2022. 2. Adjustment is made to exclude non-core expenses added back to compute Core FFO, to exclude changes in our provision for credit losses and to eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) December 31, 2022 Net income $ 35,521 Depreciation and amortization 24,121 Interest expense 12,128 Interest income (2,025) Income tax expense 229 EBITDA 69,974 Provision for impairment of real estate 9,623 Gain on dispositions of real estate, net (12,565) EBITDAre 67,032 Adjustment for current quarter re-leasing, acquisition and disposition activity1 6,546 Adjustment to exclude other non-core and non-recurring activity2 312 Adjustment to exclude termination/prepayment fees and certain percentage rent3 (181) Adjusted EBITDAre - Current Estimated Run Rate 73,709 General and administrative 6,316 Adjusted net operating income ("NOI") 80,025 Straight-line rental revenue, net1 (7,382) Other amortization expense 1,187 Adjusted Cash NOI $ 73,830 Annualized EBITDAre $ 268,128 Annualized Adjusted EBITDAre $ 294,836 Annualized Adjusted NOI $ 320,100 Annualized Adjusted Cash NOI $ 295,320

Investor Presentation – February 202325 Financial Summary – 4Q’22 Market Capitalization, Debt Summary and Leverage Metrics (dollars in thousands, except share and per share amounts) December 31, 2022 Rate Wtd. Avg. Maturity Unsecured debt: April 2024 term loan1 $ 200,000 2.9% 1.3 years February 2027 term loan1 430,000 2.4% 4.1 years January 2028 term loan1 400,000 4.6% 5.1 years Senior unsecured notes due July 2031 400,000 3.1% 8.5 years Revolving credit facility2 — —% 3.1 years Total unsecured debt 1,430,000 3.3% 5.2 years Gross debt 1,430,000 Less: cash & cash equivalents (62,345) Less: restricted cash available for future investment (9,155) Net debt 1,358,500 Equity: Preferred stock — Common stock & OP units (142,933,502 shares @ $23.47/share as of 12/31/22)3 3,341,651 Total equity 3,341,651 Total enterprise value ("TEV") $ 4,700,151 Pro forma adjustments to Net Debt and TEV:4 Net debt $ 1,358,500 Less: cash received — January 2023 ATM settlements (42,241) Less: potential cash received — February 2023 forward offering (209,120) Pro forma net debt 1,107,139 Total equity 3,341,651 Common stock — January 2023 ATM settlement (1,815,096 shares @ $23.47/share as of 12/31/22) 42,600 Common stock — February 2023 forward offering (8,855,000 shares @ $23.47/share as of 12/31/22) 207,827 Pro forma TEV $ 4,699,217 Gross Debt / Undepreciated Gross Assets 33.4% Net Debt / TEV 28.9% Net Debt / Annualized Adjusted EBITDAre 4.6x Pro Forma Gross Debt / Undepreciated Gross Assets 31.6% Pro Forma Net Debt / Pro Forma TEV 23.6% Pro Forma Net Debt / Annualized Adjusted EBITDAre 3.8x 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps, applicable margin of 85bps and SOFR premium of 10bps. 2. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $600 million. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps and SOFR premium of 10bps. 3. Common equity & units as of December 31, 2022, based on 142,379,655 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. 4. Adjusted to reflect, on a pro forma basis, the $42.2 million of net proceeds received in the January 2023 settlement of 1.815mm shares of equity raised under our ATM program and the estimated net proceeds of the company’s outstanding forward equity pursuant to an offering completed on February 22, 2023.

Investor Presentation – February 202326 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – February 202327 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – February 202328 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination or loan prepayment fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property.